Exhibit 99.2

IBM 2Q 2022 Earnings Non-GAAP Supplemental Materials July 18, 2022 ibm.com/investor

Non-GAAP supplemental materials Reconciliation of revenue performance - 2Q 2022 2Q22 Yr/Yr GAAP @CC Total revenue Total hybrid cloud Total hybrid cloud (TTM) 9% 18% 16% 16% 24% 19% Americas Europe/ME/Africa Asia Pacific 14% 5% 3% 15% 17% 15% The above reconciles the non-GAAP financial information contained in the “Financial highlights”, “Revenue and P&L highlights”, and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated July 18, 2022, for additional information on the use of these Non-GAAP financial measures 2

Non-GAAP supplemental materials Reconciliation of segment revenue performance - 2Q 2022 2Q22 Yr/Yr 2Q22 Yr/Yr GAAP @CC GAAP @CC Consulting Business Transformation Technology Consulting Application Operations Hybrid cloud revenue (TTM) 10% 9% 14% 9% 28% 18% 16% 23% 17% 32% Software Hybrid Platform & Solutions Red Hat Automation Data & AI Security Transaction Processing Hybrid cloud revenue (TTM) 6% 4% 12% 4% Flat Flat 12% 20% 12% 9% 17% 8% 4% 5% 19% 23% Infrastructure Hybrid Infrastructure zSystems Distributed Infrastructure Infrastructure Support Hybrid cloud revenue (TTM) 19% 34% 69% 11% (2%) (7%) 25% 41% 77% 17% 5% (5%) The above reconciles the non-GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure segment details”, “Consulting segment details”, and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 18, 2022, for additional information on the use of these Non-GAAP financial measures. 3

Non-GAAP supplemental materials Reconciliation of expense summary - 2Q 2022 2Q22 Non-GAAP Adjustments GAAP Operating (Non-GAAP) SG&A Currency Acquisitions/divestitures Base* RD&E Currency Acquisitions/divestitures Base* Operating expense & other income Currency Acquisitions/divestitures Base* 4 pts (2 pts) (3 pts) 0 pts 0 pts 0 pts 4 pts (2 pts) (3 pts) 2 pts 0 pts (4 pts) 0 pts 0 pts 0 pts 2 pts 0 pts (4 pts) 5 pts 2 pts (2 pts) 2 pts 0 pts (1 pts) 7 pts 2 pts (3 pts) The above reconciles the non-GAAP financial information contained in the “Expense summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated July 18, 2022, for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency, acquisitions and divestitures. 4

Non-GAAP supplemental materials Reconciliation of continuing operations - 2Q 2022 2Q22 Retirement-related adjustments Acquisition-related adjustments Tax reform impacts Kyndryl-related impact Operating (non-GAAP) GAAP Gross profit Gross profit margin SG&A Other (income) & expense Total expense Pre-tax income Pre-tax income margin Tax rate Net income Net income margin Earnings per share $8,290 53.4% 4,855 (81) 6,568 1,722 11.1% 14.9% 1,465 9.4% $1.61 $180 1.2 pts (279) (1) (280) 460 3.0 pts 1.8 pts 345 2.2 pts $0.38 — — — (192) (192) 192 1.2 pts 0.7 pts 146 0.9 pts $0.16 — — — — — — — (0.2 pts) 4 0.0 pts $0.00 — — (0) (145) (145) 145 0.9 pts (0.9 pts) 145 0.9 pts $0.16 $8,470 54.5% 4,576 (418) 5,952 2,518 16.2% 16.4% 2,105 13.5% $2.31 $ in millions (except EPS which is in whole dollars) The above reconciles the non-GAAP financial information contained in the “Financial highlights”, “Revenue and P&L highlights”, “Expense summary” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated July 18, 2022, for additional information on the use of these Non-GAAP financial measures. 5

Non-GAAP supplemental materials Reconciliation of tax rate and pre-tax income margin - expectations Operating (non-GAAP) B/(W) GAAP B/(W) Tax rate Full-year 2022* Mid Teens Mid-High Teens Pre-tax margin Improvement Yr/Yr from 3Q21 to 3Q22 ~3 pts** ~2 pts *includes estimate of discrete tax events for the year; actual events will be recorded as they occur **does not assume a mark-to-market impact in the third quarter 2022 of the Kyndryl retained shares as we cannot forecast the Kyn dryl stock price The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated July 18, 2022, for additional information on the use of this Non-GAAP financial measure. 6

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